SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         ARIZONA INSTRUMENT CORPORATION
                         ------------------------------
                (Name of Registrant As Specified In Its Charter)

                         ------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                   ------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                   ------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                  ------------------------------------------------------
         5)       Total fee paid:

                  ------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:
                                      -------------------------------
         2)   Form, Schedule or Registration Statement No.:
                                                           -------------------
         3)   Filing Party:
                           -----------------------------
         4)   Date Filed:
                         -----------------------------

                                     [LOGO]



                              4114 East Wood Street
                             Phoenix, Arizona 85040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 26, 1998


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of Arizona Instrument Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, June 26, 1998 at 2:00 p.m. local time, at the corporate offices of the Company, 4114 East Wood Street, Phoenix, Arizona, for the following purposes:

         (1) To elect two directors to serve for the next three years or until their successors are elected; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. A copy of the Company's 1998 Annual Report to Stockholders, which includes certified financial statements, also accompanies this Notice.

         Only stockholders of record at the close of business on May 13, 1998 are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shares can be voted at the Meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the Meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

         All stockholders are cordially invited to attend the Meeting in person.

                                        Sincerely,



                                        Susan D. Berry
                                        Secretary

Phoenix, Arizona
June 1, 1998

--------------------------------------------------------------------------------
IMPORTANT: It is important that your stockholdings be represented at this meeting. Whether or not you expect to attend the Meeting, please complete, date and sign the enclosed Proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.
--------------------------------------------------------------------------------

                         ARIZONA INSTRUMENT CORPORATION
                              4114 East Wood Street
                             Phoenix, Arizona 85040

                                 --------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 26, 1998
                         -------------------------------



                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

         Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Arizona Instrument Corporation, a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on June 26, 1998 or any adjournment thereof. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the Annual Meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

         This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about June 1, 1998.

         A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. It is not anticipated that any other persons will be engaged to solicit proxies. However, the Company may seek services of an outside proxy solicitor in the event such services become necessary. All expenses incurred in connection with this solicitation will be borne by the Company.

         The mailing address of the principal corporate office of the Company is 4114 East Wood Street, Phoenix, Arizona 85040.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only stockholders of record at the close of business on May 13, 1998 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were issued and outstanding 6,819,582 shares of Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the Meeting and the validity of proxies and ballots and shall count proxies and ballots. The two nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. The affirmative vote of a majority of such quorum is required with respect to the approval of Proposal 2.

         Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal. Only affirmative votes are relevant in the election of directors.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock at May 13, 1998 with respect to (i) each director and director nominee of the Company, (ii) each executive officer named in the Summary Compensation Table set forth herein, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                  Shares of Common Stock Beneficially Owned (1)
                  ---------------------------------------------

                                                        Number          Percent
Name and Address (2)                                   of Shares        of Total
--------------------                                   ---------        --------

George G. Hays (6)                                      92,000            1.3%
Walfred R. Raisanen (3)                                216,400            3.1%
S. Thomas Emerson (3)                                   40,000            (4)
John P. Hudnall (7)                                     58,000            (4)
Harold D. Schwartz (3)(8)                              154,350            2.2%
Steven G. Zylstra (3)                                    8,100            (4)
Allen D. Porter (3)(9)                                  35,671            (4)
All directors and executive                            643,647            9.4%
officers as a group (3) (5)
(9 persons)

----------------------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock option which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Unless otherwise indicated, the beneficial owner's address is: c/o the Company, 4114 East Wood Street, Phoenix, Arizona 85040.

(3) Includes shares issuable upon exercise of options which are currently exercisable or become exercisable within 60 days of May 13, 1997 as applicable for each of the following individuals:

                           Hays       90,000 shares
                           Raisanen   60,000 shares
                           Emerson    20,000 shares
                           Hudnall    48,000 shares
                           Schwartz    2,500 shares
                           Zylstra     7,500 shares
                           Porter     26,000 shares

(4)      Less than one percent.

(5) Includes 39,000 shares issuable upon exercise of options (in addition to shares issuable upon exercise of options indicated in note 3).

(6)      Mr. Hays commenced his employment with the Company on March 10, 1997.

(7)      Mr.  Hudnall's  employment  with the Company was terminated on November
         15, 1997.

(8)      Mr.  Schwartz  joined the  Company's  Board of Directors on January 14,
         1998.

(9)      Mr. Porter left his employment with the Company on May 22, 1998.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Two directors are to be elected at the Annual Meeting to serve as directors until the Annual Meeting of Stockholders to be held in the year 2001 and until their respective successors are elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company's nominees, George G. Hays and Harold D. Schwartz. Each nominee is currently a director of the Company.

         The Board of Directors currently consists of five members and is classified into three classes, with each class holding office for a three-year period. There are currently three vacancies on the Board of Directors. The terms of Mr. Hays was elected by the Board of Directors on November 15, 1997 to fill a vacancy on the Board of Directors. Mr. Schwartz was elected by the Board of Directors on January 14, 1998 to fill a vacancy on the Board of Directors.

         The Certificate of Incorporation restricts the removal of directors under certain circumstances. The number of directors may be increased to a maximum of 10.

         If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery at 4114 East Wood Street, Phoenix, Arizona or by United States mail, postage prepaid to Secretary, Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040 not later than: (i) withrespect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of allarrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         The names of the nominees for director and of the directors, and certain information about them, are set forth below.

Name                          Age      Principal Occupation and Directorships                 Director Since
----                          ---      --------------------------------------                 --------------
Nominees for election as directors whose terms will expire in 2001:

George G. Hays                 42      Chairman of the Board, President and Chief                  1997
                                       Executive Officer of the Company.  Mr. Hays joined
                                       the Company in March 1997 as Vice President of
                                       Finance, Chief Financial Officer and Vice
                                       President of Manufacturing of the Company.  In
                                       November 1997, Mr. Hays was elected President and
                                       Chief Executive Officer of the Company.  In
                                       January 1998, Mr. Hays was elected Chairman of the
                                       Board of Directors.  Prior to joining the Company,
                                       Mr. Hays was president and founder of Hays
                                       Financial Group, Inc., an investment banking firm,
                                       since 1986.  Mr. Hays is still President of Hays
                                       Financial Group, Inc.

Harold D. Schwartz             72      President of Chez & Schwartz, Incorporated, a               1998
                                       marketing and sales consulting firm, since 1973.
                                       Mr. Schwartz currently serves on the Board of
                                       Directors of Cobra Electronics Corporation, a
                                       public company.

Director whose term expires in 1999:

S. Thomas Emerson              57      Independent Management Consultant.  Chairman of             1989
                                       Xantel Corporation, a private company engaged in
                                       computer communications, from August 1992 to
                                       January 1998.  Dr. Emerson was Chief Executive
                                       Officer of Syntellect Incorporated, a manufacturer
                                       of voice response systems, from 1984 to April
                                       1992.  Prior to founding Syntellect in 1984, Dr.
                                       Emerson was a founder of Periphonics Corporation
                                       of Bohemia, New York where he served for 14 years
                                       in various executive capacities.

Directors whose terms expire in 2000:

Walfred R. Raisanen            63      Vice President of Engineering and Treasurer of the          1981
                                       Company.  He served as Chairman of the Board of
                                       Directors from the inception of the Company in
                                       1982 until his resignation in January 1998.  From
                                       1986 until January 1998 he served as Vice
                                       President of Research and Development, and became
                                       Vice President of Engineering in January 1998.
                                       From 1981 until 1986 he was the President and
                                       Treasurer of the Company.  Mr. Raisanen was
                                       re-elected Treasurer in 1991.  From June 1976
                                       until January 1981 he was President and a Director
                                       of Motorola Process Control, Inc., the predecessor
                                       to the Company.

Steven G. Zylstra              43      Director of Business Development for Simula                 1996
                                       Technologies, Inc., (as new subsidiary, formerly a
                                       division of Simula Government Products, Inc.) of
                                       Phoenix, Arizona, since 1995.  The company
                                       specializes in the development and production of
                                       high-tech transportation seating and safety
                                       systems, composite technologies, and ballistic
                                       armor systems.  From 1984 to 1995, Mr. Zylstra
                                       served as General Manager of General Pneumatics
                                       Corporation, Western Research Center, of
                                       Scottsdale, Arizona.  He is a Co-Founder and
                                       Member of the Governor's Arizona Science and
                                       Technology Council, Co-Founder and Director of the
                                       Arizona Innovation Network and Director of the
                                       Arizona Technology Incubator, among other outside
                                       activities.

              Compliance With Section 16(a) Reporting Requirements

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. All of these filing requirements were satisfied during the year ended December 31, 1997, except that Quinn Johnson, a director of the Company until January 1998, reported a December disposition of shares on a Form 5 dated February 3, 1998.

         Additionally, the Company has not received copies of ownership reports due from Bridge Capital Investors II, which formerly beneficially owned greater than 10% of the Company's outstanding Common Stock, and thus has no information regarding whether such reports have been filed or filed on a timely basis with the Commission. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

Board Meetings and Committees

         The Board of Directors held a total of five meetings during the fiscal year ended December 31, 1997. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors or any committee on which such director served during the period of such service.

         The Board presently has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Emerson, Schwartz and Zylstra and met one time in fiscal 1997. Richard Long and Stanley Weiss were members of the audit committee for fiscal 1997 and during fiscal 1998 until their resignations from the Board of Directors on January 14, 1998. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

         The Compensation Committee currently consists of Messrs. Emerson, Schwartz and Zylstra, and met two times in fiscal 1997. Richard Long, Stanley Weiss and Patricia Onderdonk were members of the Compensation Committee for fiscal 1997 and during fiscal 1998 until their resignations from the Board of Directors on January 14, 1998. The Compensation Committee reviews and reports to the Board the salaries and benefit programs designed for senior management, officers and directors with a view to insure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

         The Company does not have a nominating committee or a committee performing the functions of a nominating committee. Nominations of persons to be directors are considered by the full Board of Directors.

                           SUMMARY COMPENSATION TABLE

The following table sets forth, with respect to the years ended December 31, 1995, 1996 and 1997, compensation awarded to, earned by or paid to all individuals serving as the Company's Chief Executive Officer during fiscal 1997 and each of the Company's other executive officers who were serving as an executive officer at December 31, 1997 and whose salary and bonus aggregated at least $100,000 for services rendered to the Company during fiscal 1997.

                                    Annual Compensation               Long-Term Compensation
                                    -------------------               ----------------------
                                                                                                  Pay-
                                                                                                  ----
                                                                             Awards               outs
                                                                      --------------------        ----
                                                          Other       Re-         Securities
                                                          Annual      stricted    Underlying      LTIP
                                                          Compen-     Stock        Options/       Pay-         All Other
                                                            sation    Awards         SARs         outs         Compen-
Name and Principal Position   Year   Salary($)  Bonus      ($)          (#)         (#)(2)         ($)         sation($)
---------------------------   ----   -------   -------   -------      -------      -------      -------       ---------
George G. Hays, President     1997   113,749     6,300     4,050(1)         0       75,000            0        1,228(4)
and Chief Executive
Officer (5)

John P. Hudnall, Former       1997   157,700    18,750     4,950(1)         0            0            0        1,762(4)
President and Chief           1996   161,666    56,000     5,400(1)         0            0            0        1,603(4)
Executive Officer (6)         1995   154,400         0     5,400(1)         0      120,000(3)         0        1,518(4)

Walfred R. Raisanen, Vice     1997   166,740    29,250         0            0            0            0        4,981(4)
President of                  1996   153,622    42,000         0            0            0            0        4,309(4)
Engineering                   1995   147,262         0         0            0      100,000(3)         0        3,771(4)

Allen D. Porter,              1997   114,192         0         0            0            0            0          650(4)
Vice President of             1996   105,762         0         0            0       55,000            0            0
Marketing (7)                 1995    87,040         0         0            0       15,000            0            0

(1)      Automobile allowance.

(2)      Consists entirely of stock options.

(3) Represents 24,520 and 52,760 new option grants to Messrs. Hudnall and Raisanen respectively, in 1995. All remaining options shown in this table as granted in 1995 represent repricing of options granted in prior years.

(4)      Life insurance premium payments.

(5)      Mr. Hays commenced his employment with the Company on March 10, 1997.

(6)      Mr.  Hudnall's  employment  with the Company was terminated on November
         15, 1997.

(7)      Mr. Porter left his employment with the Company on May 22, 1998.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

         The following table sets forth information about stock option grants during the last fiscal year to the executive officers named in the Summary Compensation Table.

                                          Individual Grants
                           --------------------------------
                            Number of          % of Total
                            Securities         Option/SARs
                            Underlying           Granted
                           Options/SARs     to Employees in  Exercise or Base  Expiration
     Name                  Granted (#)         Fiscal Year    Pricing ($/Sh)      Date
     ----                  -----------         -----------    --------------      ----
George G. Hays (2)           75,000(3)              94%          $   1.81       5/2/2007
John P. Hudnall (4)               0               --              --                --
Walfred R. Raisanen               0               --              --                --
Allen D. Porter (5)               0               --              --                --

----------------------


(1)      Consists entirely of stock options.

(2)      Mr. Hays commenced his employment with the Company on March 10, 1997.

(3) Vest in five equal installments with the first installment vesting on May 2, 1998.

(4)      Mr.  Hudnall's  employment  with the Company was terminated on November
         15, 1997.

(5)      Mr. Porter left his employment with the Company on May 22, 1998.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

         The following table sets forth information with respect to the executive officers named in the Summary Compensation Table concerning option exercises during the last fiscal year and the number and value of options outstanding at the end of the last fiscal year.

                                                            Number of Unexercised
                                                            Options/SARs at Fiscal           Value of Unexercised in-the-
                                                            ----------------------              Money Options/SARs at
                                                               Year-End (#)(1)                  Fiscal Year End ($)(3)
                                                               ---------------              -----------------------------
                                                          Exercisable   Unexercisable       Exercisable     Unexercisable
                               Shares                     -----------   -------------       -----------     -------------
                              Acquired          Value
                                 on            Realized
       Name                   Exercise(#)       ($)(2)
-----------                   -----------       ------
George G. Hays (4)                0               0               0          75,000              (7)              (7)
John P. Hudnall (5)               0               0          24,000          72,000              (7)              (7)
Walfred R. Raisanen               0               0          40,000          60,000              (7)              (7)
Allen D. Porter (6)               0               0          17,000          53,000              (7)              (7)


(1)      No SARs are outstanding.

(2) Calculated based on the closing price as reported on the Nasdaq SmallCap Market for the date of exercise minus the exercise price, multiplied by the number of shares acquired on exercise.

(3) Value as of December 31, 1997 is based upon the average bid and asked price of $0.90 as reported on the Nasdaq SmallCap Market for December 31, 1997, minus the exercise price, multiplied by the number of shares underlying the options.

(4)      Mr. Hays commenced his employment with the Company on March 10, 1997.

(5)      Mr.  Hudnall's  employment  with the Company was terminated on November
         15, 1997.

(6)      Mr. Porter left his employment with the Company on May 22, 1998.

(7)      None of these options were in-the-money on December 31, 1997.


Employment/Change of Control Arrangements

         Effective January 1, 1998, the Company entered into an employment agreement with George G. Hays pursuant to which Mr. Hays agreed to serve as President and Chief Executive Officer. The agreement provides for a base annual salary of $165,000, subject to merit increases, plus an annual incentive bonus of at least 30% of annual salary based on an incentive bonus plan administered by the Board of Directors. Mr. Hays is also entitled to participate in any benefit arrangements available to executive officers of the Company. Upon termination of the employment agreement without cause, Mr. Hays is entitled to receive an amount equal to the compensation due him over the balance of the term of the employment agreement, and to participate in applicable benefit programs for the balance of the term of the employment agreement. The agreement terminates on March 31, 2000, and will automatically renew for additional one-year terms until notice of non-renewal by the Company. This agreement replaces Mr. Hays' previous employment agreement with the Company dated April 1, 1998, pursuant to which he was employed as Vice President and Chief Financial Officer.

         Effective November 5, 1992, the Company entered into a five-year employment agreement with Walfred R. Raisanen pursuant to which Mr. Raisanen agreed to serve as Vice President of Research and Development for a base annual salary of $120,000, which is to be adjusted annually for cost-of-living increases. Mr. Raisanen's employment agreement has been renewed according to its terms effective November 5, 1997. In January 1998, Mr. Raisanen's title was changed to Vice President of Engineering. Mr. Raisanen is also entitled to participate in any benefit arrangements available to executive officers of the Company. Upon termination of the employment agreement by the Company without cause, Mr. Raisanen is entitled to receive a cash payment equal to the compensation due him over the balance of the term of the employment agreement, and to participate in applicable benefit programs for the balance of the term of the employment agreement.

         Effective June 3, 1996, the Company entered into a three-year employment agreement with John P. Hudnall, the Company's former President and Chief Executive Officer. The Board of Directors terminated Mr. Hudnall's employment without cause on November 15, 1997. The agreement provided for a base annual salary of $165,542, which was to be adjusted annually for cost-of-living increases. Mr. Hudnall was also entitled to participate in any benefit arrangements available to executive officers of the Company. Upon termination of the employment agreement by the Company without cause, Mr. Hudnall became entitled to receive an amount equal to the compensation due him over the balance of the term of the employment agreement, and to participate in applicable benefit programs for the balance of the term of the employment agreement.

         The Company's 1991 Option Plan provides that options granted to any executive officer or director of the Company will become immediately exercisable and vested in full upon the occurrence, before the expiration or termination of such option, of (a) delivery of written notice of a stockholders' meeting at which the stockholders will consider a proposed merger, sale of assets or other reorganization of the Company, (b) the acquisition by any person of securities representing 25% or more of the total number of votes entitled to be case for the election of directors of the Company, (c) commencement of a tender offer for the stock of the Company, or (d) failure, at any annual or special meeting of stockholders following an election contest, of any of the persons nominated by the Company to win election seats on the board of directors.

         The Company's 1991 Option Plan further provides that subject to the above provisions, in the event a merger or similar reorganization that the Company does not survive, a sale of all or substantially all of the assets of the Company, or the dissolution and liquidation of the Company, shall cause every option outstanding under the 1991 Option Plan to terminate, to the extent not then exercised, except to the extent that any surviving entity agrees to assume the 1991 Option Plan and/or the obligations under any such option.

Compensation of Directors

         Outside directors are currently paid $1,000 plus expenses per Board or committee meeting attended. Pursuant to the 1991 Stock Option Plan, non-employee directors are automatically granted options exercisable for 2,500 shares at the market price on the date of grant upon joining the Board and on each January 1 thereafter. The options become exercisable six months after grant and expire two years after termination of Board service. Directors who are employees are only paid their expenses (if any) for attendance at meetings.

Certain Relationships and Related Transactions

         Merger Agreement. On September 30, 1992, Horizon Engineering and Testing, Inc. was merged (the "Merger") into a wholly-owned subsidiary of the Company pursuant to an Agreement of Merger (the "Merger Agreement"). Shareholders of Horizon received cash consideration of $190,000 and shares of the Company's Common Stock. Quinn Johnson, a former director of the Company, held 90% of the outstanding stock of Horizon at the time of the Merger and received 529,328 shares of Common Stock in connection with the Merger. The Company agreed to register the shares of the Company's Common Stock issued pursuant to the Merger Agreement under applicable federal and state securities laws at any time after April 1, 1993 upon the request of holders of 25% of such shares and to keep such registration effective through September 30, 1995. Mr. Johnson has agreed to indemnify Horizon and the Company against certain liabilities in connection with the Company's acquisition of Horizon, and has placed 49,030 shares of the Company's Common Stock in escrow in connection therewith.

         Non-Competition Agreement. Pursuant to a Non-Competition Agreement dated September 30, 1993, and in consideration of a cash payment of $350,000, Mr. Johnson agreed to refrain from competing with Horizon until the later of September 30, 1998 or two years after leaving the employment of Horizon, subject to earlier termination under certain circumstances.

         Employment Agreement. Mr. Johnson served as President of Horizon pursuant to an Employment Agreement dated September 30, 1992. Mr. Johnson resigned from his position as President of Horizon in September 1996 and resigned from his position as director of the Company in January 1998. The Employment Agreement provided for a base salary of $125,000 over its four-year term, with annual adjustments tied to increases in the Consumer Price Index. The Employment Agreement also provided for an annual bonus equal to (i) 15% of Horizon's pretax profit (as defined) with respect to pretax profit representing up to 15% of Horizon's gross revenues; and (ii) 20% of Horizon's pretax profit on that portion of the pretax profit in excess of 15% of gross revenues, with a maximum bonus over the term of the four-year agreement equal to $700,000. In the event of termination of the Employment Agreement by the Company without cause, Mr. Johnson was entitled to receive (i) the difference between $700,000 and bonus payments prior to termination; plus (ii) an amount equal to the then-applicable annual base salary.

         Stock Registration. Pursuant to registration rights previously granted, the Company filed a shelf registration statement with the Securities and Exchange Commission ("SEC") relating to 3,781,003 shares of its Common Stock issued in connection with private placements in September 1992 and November 1993 and in connection with the acquisition of Horizon in September 1992. Also included in the registration are 209,000 shares of Common Stock issuable upon the exercise of warrants issued to Cruttenden & Co., Inc. ("Cruttenden") and its assignees in connection with Cruttenden's activities as placement agent for the November 1993 private placement. The registration statement was declared effective by the SEC in February 1994. The Company has agreed that it will maintain the effectiveness of the registration statement (i) until November 1996, with respect to the shares issued in the November 1993 private placement;
(ii) until September 1995, with respect to the shares issued in the September 1992 private placement and the Horizon acquisition; and (iii) until two years after exercise, with respect to shares issuable upon exercise of the warrants referred to above. The registration statement as originally filed included 465,001 shares beneficially owned by Quinn Johnson, a former director of the Company, which shares were acquired by Mr. Johnson in connection with the acquisition of Horizon by the Company in September 1992. In connection with the registration, Mr. Johnson agreed that his registered and other sales of the Company's Common Stock shall not exceed the volume limitations set forth in Rule 144 under the Securities Act of 1933, as amended, subject to certain exceptions. The registration statement also includes 20,000 shares and 20,000 shares beneficially owned by S. Thomas Emerson, a director of the Company, and Stanley Weiss, a former director of the Company, which shares were acquired in the November 1993 private placement. The Company and the holders of the shares of Common Stock included in the registration have agreed to indemnify each other against certain liabilities.

         Other.

         During  September  1993,  the  Company  loaned  $45,000  to  Walfred R.
Raisanen, a director and executive officer of the Company. The loan bears interest at 10% per annum, is collateralized by a pledge of 15,000 shares of the Company's Common Stock and $30,000 of the cash value of a life insurance policy covering Mr. Raisanen. During 1996, a $10,000 principal payment was made on this loan, leaving a remaining balance of $35,000. The note inducing this loan bears interest at 10% and was due in December 1997. This loan has been paid in full.

         During April 1994, the Company loaned $10,000 to John P. Hudnall, the former President and Chief Executive Officer of the Company. The note evidencing this loan bears interest at 10% and was due in December 1997. This loan has been paid in full by mutual agreement of the Company and Mr. Hudnall out of Mr. Hudnall's severance payments pursuant to the termination of his employment agreement. See "Employment/Change in Control Arrangements."

                                   PROPOSAL 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has not yet appointed independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998.

         Deloitte & Touche LLP has audited the Company's financial statements annually since 1981. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's annual meeting for the fiscal year ending December 31, 1998 must be received by the Company no later than February 1, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, he must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for this Annual Meeting, such notice must be delivered to or mailed to and received by the Company no later than 5:00 p.m. local time on June 6, 1998.

                              AVAILABLE INFORMATION

         The Company files annual reports on Form 10-KSB with the Securities and Exchange Commission. A copy of the Form 10-KSB annual report for the fiscal year ended December 31, 1996, as amended (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040,
Attention: Stockholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.


Dated: June 1, 1998

PROXY

                         ARIZONA INSTRUMENT CORPORATION
                             4114 East Wood Street
                             Phoenix, Arizona 85040

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints George G. Hays and Walfred R. Raisanen as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Arizona Instrument Corporation held of record by the undersigned on May 13, 1998, at the Annual Meeting of Stockholders to be held on June 26, 1998 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                                                            Please mark   |\  /|
                                                            your votes as | \/ |
                                                            indicated in  | /\ |
                                                            this example  |/  \|

                                  FOR ALL
                             NOMINEES (except)   WITHHOLD
                             as marked to the      FOR
                              contrary below)      ALL


                                    __              __
Item 1 - ELECTION OF DIRECTORS     |  |            |  |    Item 2 - In their discretion, the Proxies
         Nominees:                 |__|            |__|    are authorized  to vote  upon  such other
         George G. Hays                                    business as may properly  come before the
         Harold D. Schwartz                                meeting or any adjournment thereof.


WITHHELD FOR: (INSTRUCTION: To withhold
authority to vote for an individual
nominee, write that nominee's name
on the line below.)

---------------------------------------

                                          -------     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
                                                |     IN   THE   MANNER   DIRECTED   HEREIN   BY  THE
                                                |     UNDERSIGNED  STOCKHOLDER.  IF NO  DIRECTION  IS
                                                |     MADE,   THIS   PROXY  WILL  BE  VOTED  FOR  THE
                                                |     NOMINEES.


                                                      Please sign exactly as name appears below. When
                                                      shares  are held by more  than one  owner,  all
                                                      should   sign.   When   signing  as   attorney,
                                                      executor,  administrator,  trustee or guardian,
                                                      please   give   full   title  as  such.   If  a
                                                      corporation, please sign in full corporate name
                                                      by  President  or  authorized   officer.  If  a
                                                      partnership, please sign in partnership name by
                                                      authorized person.


Signature____________________________Signature____________________________Date________________________
NOTE: Please be sure to date this Proxy